                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant / /

Filed by a Party other than the Registrant / x /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/x/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         INSITUFORM TECHNOLOGIES, INC.
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                (Name of Registrant as Specified In Its Charter)

                          Krugman, Chapnick & Grimshaw
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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        Set forth the amount on which the filing fee is calculated and state how it was determined.


/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                          Insituform Technologies, Inc
                               1770 Kirby Parkway
                                   Suite 300
                            Memphis, Tennessee 38138

BECAUSE OF THE POSSIBILITY
OF DELAYS IN MAIL, PLEASE
SIGN AND RETURN THE ENCLOSED
PROXY EVEN IF YOU RETURNED
THE ORIGINAL.


Dear Stockholder:

                                   A REMINDER

We have previously sent to you proxy soliciting material relating to the Annual Meeting of Stockholders to be held on June 4, 1996.

Since the proposals to be voted on are particularly important, we urge you to give the proxy materials your immediate attention. Please SIGN AND RETURN your proxy TODAY in the envelope provided.

You can help the Company avoid further expense and delay by responding promptly.

Thank you for your cooperation.

                                               Sincerely,



                                               Howard Kailes
                                               Secretary


                              PLEASE ACT PROMPTLY

       -------------------------------------------------------------
       The Company has retained Morrow & Co., New York, New York, to assist in the solicitation of proxies on its behalf for a fee of $10,000 plus out-of-pocket expenses.
       -------------------------------------------------------------

                        INSITUFORM TECHNOLOGIES, INC.
                            CLASS A COMMON STOCK
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

     The undersigned hereby (1) acknowledges receipt of the notice of the P Annual Meeting of Stockholders of Insituform Technologies, Inc. (the
  "Company") to be held at The New York Marriott East Side Hotel, 525
R Lexington Avenue, New York, New York on Tuesday, June 4, 1996 at 10:00 A.M., local time, and the Proxy Statement in connection therewith and (2) appoints
O James D. Krugman, Russell B. Wight, Jr. and Jean-Paul Richard and each of them his proxies with full power of substitution, for and in the name,
X place and stead of the undersigned, to vote and act with respect to all of the shares of Class A Common Stock, $.01 par value, of the Company standing
Y in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof, and the undersigned directs that this proxy be voted as follows:

                     (Continued and to be signed on reverse side)

  ------   PLEASE MARK YOUR
A   X      VOTES AS IN THIS
  ------   EXAMPLE.

(a) Election of Class 1 Directors:

/   /      FOR all Class 1 nominees
           listed at right (except
           as marked to the contrary below)

/   /      WITHHOLD AUTHORITY
           to vote for all nominees
           listed at right

(INSTRUCTIONS:   To withhold authority to vote for any individual nominee as a
Class 1 Director, write that nominee's name in the space provided below.

- -----------------------------------------

NOMINEES: WILLIAM GORHAM
          ALVIN J. SITEMAN
          SILAS SPENGLER
          SHELDON WEINIG

(b) in the discretion of the proxies on any other matter that may properly come before the meeting or any adjournment thereof.

    THIS PROXY WILL BE VOTED AS SPECIFIED HEREON. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE MATTERS SPECIFICALLY REFERRED TO ON THIS PROXY CARD.

   If more than one of the proxies named above shall be present in person or by substitute at the meeting or any adjournment thereof, all of the proxies so present and voting, either in person or by substitute, shall exercise all of the proxies hereby given.

   The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that the proxies so present and voting, their substitutes or any of them, may lawfully do by virtue hereof.

                PLEASE DATE, SIGN AND MAIL THIS PROXY CARD
                       IN THE ENCLOSED ENVELOPE.
                        NO POSTAGE IS REQUIRED.

SIGNATURE                      DATED:                              DATED:
         ---------------------       ------- ---------------------       -------
                                               SIGNATURE IF HELD
                                                    JOINTLY

NOTE: Please date this proxy and sign your name exactly as it appears herein. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.